UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 27, 2004

Stamps.com Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26427	77-0454966

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3420 Ocean Park Boulevard, Suite 1040, Santa Monica, California 90405

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (310) 582-7200

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit
Number	Description
99.1	Press Release dated April 21, 2004.

Item 12 — Regulation FD Disclosure

The following information is furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition.”

On April 21, 2004, the registrant issued a press release setting forth its financial results for the three months ended March 31, 2004. A copy of its press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Stamps.com Inc.

(Registrant)

April 27, 2004	/s/ Kenneth McBride

Date	(Signature)

Kenneth McBride,
Chief Executive Officer

Exhibit Index

Exhibit
Number	Description
99.1	Press Release dated April 21, 2004.